EXHIBIT 32.1

Certification of Principal Executive Officer and Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Blink Couture, Inc. (the “Company”) on Form 10-Q for the period ending January 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lawrence D. Field, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1)	The Report complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2013	By:	/s/ Lawrence D. Field
Lawrence D. Field
Principal Executive Officer and Principal Financial Officer